ROBERTSON STEPHENS MUTUAL FUNDS
The Emerging Growth Fund
Annual Report
December 31, 1996

EMERGING GROWTH

[GRAPHIC]

The Emerging Growth Fund ANNUAL REPORT

FUND PHILOSOPHY


The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Financial Highlights  17
Notes to Financial Statements  18
Report of Independent Accountants  23
Administration  24

FUND HIGHLIGHTS


PERFORMANCE
The Fund's fourth-quarter performance benefited from several very successful initial public offerings (IPOs), the avoidance of severe corrections in many high-profile emerging growth stocks, and opportunistic purchases of stocks in industries that we know very well. (See Fund Performance on page 6.)


ANALYSIS
Detailed industry analysis enabled us to garner significant gains and watch the market values of several companies grow during the quarter. We also sold positions in the Fund that we recognized to have deteriorating fundamentals.


WIRELESS AND TELECOMMUNICATIONS EQUIPMENT
Wireless and telecommunications equipment innovation will come from many small companies targeting this space.


INTERNET CONTENT
Our Fund has made numerous investments in Internet content companies, such as shares of the largest Internet access provider and the fastest-growing search service.


UTILITY AND TELECOMMUNICATIONS SOFTWARE AND SERVICES
We have found several stocks that we believe will benefit from developments in the utility and telecommunications software and services areas.

[PHOTO]

FUND MANAGER
Jim Callinan
Portfolio Manager
The Robertson Stephens Emerging Growth Fund

DEAR SHAREHOLDER:


The Emerging Growth Fund's fourth-quarter performance benefited from several very successful initial public offerings (IPOs), the avoidance of severe corrections in many high-profile emerging growth stocks, and opportunistic purchases of stocks in industries that we know very well. For the quarter, the Fund was up 2.94% versus 0.26% for the Russell 2000 Growth Index and 8.37% for the S&P 500 Index. For the year, the Fund was up 21.53% versus 11.26% for the Russell 2000 Growth and 22.99% for the S&P 500. (See Fund Performance on page 6.)

The fourth quarter was dominated by a resurgence in performance of large-capitalization technology stocks such as INTEL, MICROSOFT, COMPAQ, and DELL COMPUTER. The fourth quarter also produced insignificant gains in small-capitalization stocks despite the price performance of very large technology firms.

We participated in several very successful IPOs and stock offerings in COHR, INC. (0.38% of the portfolio at year-end), a medical equipment leasing firm; WEST TELESERVICES CORPORATION (0.34%), an inbound/outbound call center services company; SMALLWORLDWIDE PLC (0.73%), a utility industry software developer; METZLER GROUP, INC. (1.03%), a utility consulting firm; SUPERIOR

"OUR KNOWLEDGE OF THE HEALTH CARE INFORMATION SYSTEM INDUSTRY ALLOWED US TO BENEFIT FROM ABRUPT PRICE VOLATILITY."

CONSULTANT HOLDINGS CORPORATION (0.78%), a health care systems integration business; MASTECH CORPORATION (0.36%), a systems integrator based in India; and FORRESTER RESEARCH, INC. (0.86%), a technology research advisory service. These service organizations exploit the enhanced efficiency of technology and assist companies by advising, installing or maintaining complex systems. These firms also are leaders in their respective emerging industry subsegments and still have their founders as senior managers.

We sold positions in the Fund that had deteriorating fundamentals. Major sales included SITEL, a call center firm; DOCUMENT SCIENCES, a work-flow software concern; REGAL CINEMAS, a chain of theaters; BILLING INFORMATION CONCEPTS, a Regional Bell Operating Company (RBOC) billing, outsourcing firm; CONCORD EFS, a credit card merchant processor; PHYSICIAN SALES AND SERVICE, a medical products distributor; QUINTILES TRANSNATIONAL CORPORATION, a biotech contract research organization; SHARED MEDICAL, a hospital information services firm; and several radio station holding companies.

We purchased significantly large positions in two health care information stocks -- ENTERPRISE SYSTEMS, INC. (1.33%) and TRANSITION SYSTEMS, INC. (0.34%) -- at 12-month lows. These stocks had fallen more than 50% from prices achieved about one month earlier. By the end of the quarter, both positions had appreciated from the purchase prices by about 80%. Our knowledge of the health care information system industry allowed us to benefit from abrupt price volatility.

Similarly, we had the opportunity to buy EXCITE, INC. (0.95%), an Internet search engine service, at prices that had fallen about 75% from May 1996. Our Internet experience and industry contacts provided confidence in the fundamental outlook for this emerging mass-media service. Its connections with AMERICA ONLINE, NETSCAPE, and the TRIBUNE gave EXCITE, INC. proprietary distribution advantages.

Detailed analysis of the wireless and telecommunications equipment markets enabled us to garner significant gains and watch the market values grow in P-COM, a microwave radio manufacturer; ASPECT TELECOMMUNICATIONS CORPORATION (1.43%), a call center equipment manufacturer; NATURAL MICROSYSTEMS CORPORATION (1.27%), a computer telephony equipment assembler; and SAWTEK, INC. (0.75%), a wireless filter manufacturer. The consistent theme running throughout these trades was our in-depth knowledge of the trends in these emerging industries and our command of the fundamentals in these companies.

TELECOMMUNICATIONS

In keeping with our prior efforts to keep you informed about the emerging segments where we are finding open-ended revenue growth opportunities, we detail the following exciting opportunities:

WIRELESS AND TELECOMMUNICATIONS EQUIPMENT

We have previously discussed the changing face of telecommunications domestically and internationally. Orders are continuing strong for those firms that sell to interexchange and local carriers. Equipment sales to these customers radically improve the efficiency of older, outmoded voice networks. Data streams over copper wires and through voice-optimized central office switches are clogging the public networks. Deregulation also compels the carriers to make more efficient network expenditures in order to compete. Carriers will no longer have the incentive to over-invest in infrastructure to justify price hikes and growth. New entrants have the advantage of starting from scratch with the most advanced equipment and also, in turn, can drive the local monopolies to improve their own plants. Equipment innovation will come from many small companies targeting this space.


INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Rod Berry
Stephen Bishop
Emeric McDonald
Susan Richardson
Rob Zidar

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Nancy Mayer

Wireless infrastructure development is currently in process along two fronts. The first is a transition from analog to digital cellular networks, which are desperately needed to handle overcrowded cell sites. The second is the build-out of personal communications services (PCS) networks, which will emerge as low-priced competition to analog cellular phone service.

INTERNET CONTENT
We expect excess capacity to handle Internet traffic in dial-up networks will become a theme in 1997, and access equipment sales will likely decelerate. As backbone (phone line hardware) transportation speeds improve, emerging content and newly developed services on the Internet will come to dominate the headlines. Our Fund has made numerous investments here. We own shares of the largest Internet access provider, the fastest-growing search service, the largest yellow pages and help wanted Web sites, and the generally accepted leading encryption provider.

UTILITY AND TELECOMMUNICATIONS SOFTWARE AND SERVICES
International arbitrageurs may emerge as your new electricity supplier. A 25-year-old commodities trader may be buying kilowatts in Maine and selling them to your municipal buyer in California. Electric utilities are deregulated federally, but still somewhat controlled locally, which should allow for very profitable exploitation by a few knowledgeable players. Utility managements have time to prepare and are seeking advice from consultants, revamping old mainframe computer systems for operations and billing, and selling excess power where possible. We have found several stocks that we believe will benefit from this theme.

Our Fund is presently increasing its exposure to these macroeconomic trends. Our unique investment organization allows us the flexibility to diminish research coverage on a relatively unattractive group and increase the research intensity on an adjacent area if we find it more attractive.

I am grateful for the opportunity to be your emerging growth fund manager. I hope that these first six months of performance have improved your confidence in our organizational structure and investment style.

Sincerely,

/s/ James L. Callinan

JAMES L. CALLINAN
Portfolio Manager
February 7, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund, the S&P 500 Index(1), and the Russell 2000 Growth Index(2)
IF INVESTED ON NOVEMBER 30, 1987(3)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                       EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                                                     FUND               INDEX(1)     GROWTH INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (11/30/87)(3)                                                   496.06%             323.56%            246.60%
---------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                       EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                                                     FUND               INDEX(1)     GROWTH INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

One year                                                                         21.53%              22.99%              11.26%
--------------------------------------------------------------------------------------------------------------------------------
Three years                                                                      16.44%              19.66%              12.47%
--------------------------------------------------------------------------------------------------------------------------------
Five years                                                                       10.53%              15.21%              11.69%
--------------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)(3)                                                    21.69%              17.20%              14.65%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Other Assets, Net  1.6%
Consumer  5.6%
Health/Medical  16.0%
Business Services  27.9%
Technology  41.0%

TOP TEN HOLDINGS

1.
AFFILIATED COMPUTER SERVICES, INC.
Provides information-processing services, including data processing, outsourcing, electronic-funds-transfer transaction processing, and information and image management.

2.
HBO & COMPANY
Sells information systems and technology to health care institutions.

3.
COMPUTER MANAGEMENT SCIENCES, INC.
Provides information-technology consulting and custom-software-development services.

4.
VANTIVE CORPORATION
Manufactures and markets software that automates customer support, defect tracking, sales, and internal-help-desk functions.

5.
DURA PHARMACEUTICALS, INC.
Markets specialty respiratory prescription pharmaceuticals.

6.
SIGNATURE RESORTS, INC.
Developed and operates eight time-share resorts. Participates in Resorts International's time-share exchange network.

7.
CLAREMONT TECHNOLOGY GROUP, INC.
Provides information technology solutions that reengineer mission-critical business processes.

8.
LAMAR ADVERTISING COMPANY
Owns and operates outdoor advertising structures.

9.
RENAL CARE GROUP, INC.
Provides medical care for individuals suffering from kidney disease, including patients suffering from chronic kidney failure.

10.
ASPECT TELECOMMUNICATIONS, INC.
Provides call-processing centers (switching systems that route calls) in a variety of configurations for varying organization sizes.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
ADVERTISING - 1.9%
HA-LO Industries, Inc.                                                                              18,750        $    515,625
Lamar Advertising Company, Class A                                                                 131,100           3,179,175
TMP Worldwide, Inc.                                                                                 25,000             318,750
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,013,550
------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.3%
BioChem Pharma, Inc.                                                                                10,000             502,500
Dura Pharmaceuticals, Inc.                                                                          89,800           4,287,950
Gensia, Inc.(1)                                                                                      1,175               5,434
Vertex Pharmaceuticals, Inc.                                                                        55,600           2,237,900
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     7,033,784
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.6%
Abacus Direct Corporation                                                                           10,000             187,500
American Residential Services, Inc.                                                                 80,400           2,180,850
Applied Graphics Technologies, Inc.                                                                 14,500             422,312
Caribiner International, Inc.                                                                       12,100             608,025
E*Trade Group, Inc.                                                                                 15,000             172,500
Service Experts, Inc.                                                                               27,500             715,000
Staffmark, Inc.                                                                                     60,000             750,000
Sykes Enterprises, Inc.                                                                             13,000             487,500
Teletech Holdings, Inc.                                                                             50,000           1,300,000
Vanstar Corporation                                                                                111,000           2,719,500
West TeleServices Corporation                                                                       31,000             705,250
Whittman-Hart, Inc.                                                                                 60,000           1,537,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    11,785,937
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 16.1%
America Online, Inc.                                                                                20,000             665,000
Arbor Software Corporation                                                                          10,000             242,500
CBT Group PLC, ADR(5)                                                                               47,000           2,549,750
Clarify, Inc.                                                                                       31,800           1,526,400
CyberMedia, Inc.                                                                                     4,500              70,875
ECsoft Group PLC, ADR(5)                                                                            30,000             288,750
Excite, Inc.                                                                                       195,000           1,998,750
HNC Software, Inc.                                                                                  15,000             468,750
Hyperion Software Corporation                                                                       50,000           1,062,500
Infoseek Corporation                                                                                50,000             387,500
i2 Technologies, Inc.                                                                               40,000           1,530,000
Indus Group, Inc.                                                                                   50,000           1,287,500
Legato Systems, Inc.                                                                                68,000           2,218,500
Midway Games, Inc.                                                                                  25,000             506,250


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


8


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES - CONTINUED
Open Text Corporation                                                                              25,000         $   171,875
Pegasystems Inc.                                                                                   20,000             602,500
Rational Software Corporation                                                                      70,000           2,769,375
Remedy Corporation                                                                                 53,400           2,870,250
Rogue Wave Software, Inc.                                                                          20,300             319,725
Security Dynamics Technologies, Inc.                                                               34,000           1,071,000
Siebel Systems, Inc.                                                                               88,000           2,376,000
Smallworldwide PLC, ADR(5)                                                                        130,000           1,543,750
Summit Design, Inc.                                                                                50,000             512,500
Vantive Corporation                                                                               145,000           4,531,250
Versatility, Inc.                                                                                  10,000             150,000
Visigenic Software, Inc.                                                                           20,000             305,000
Wind River Systems, Inc.                                                                           30,000           1,421,250
Yahoo! Inc.                                                                                        30,000             510,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   33,957,500
------------------------------------------------------------------------------------------------------------------------------
CONSULTING SERVICES - 8.1%
BTG, Inc.                                                                                          20,000             530,000
Claremont Technology Group, Inc.                                                                  127,000           3,333,750
Computer Management Sciences, Inc.                                                                237,375           5,518,969
Donnelley Enterprise Solutions, Inc.                                                               69,000           1,690,500
Information Management Resources, Inc.                                                             45,000             950,625
Keane, Inc.                                                                                         5,000             158,750
Mastech Corporation                                                                                40,000             760,000
Renaissance Solutions, Inc.                                                                        20,000             895,000
Superior Consultant Holdings Corporation                                                           66,200           1,638,450
The Vincam Group, Inc.                                                                             37,500           1,645,312
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,121,356
------------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - 7.0%
Amscan Holdings, Inc.                                                                              50,000             600,000
Bed Bath & Beyond, Inc.                                                                            60,000           1,455,000
Delia's, Inc.                                                                                      10,000             198,750
Factory Card Outlet Corporation                                                                    50,000             450,000
Forrester Research, Inc.                                                                           70,000           1,802,500
Inacom Corporation                                                                                 15,000             600,000
Intelligent Electronics, Inc.(1)                                                                   50,000             400,000
Just For Feet, Inc.                                                                                70,000           1,837,500
Mazel Stores, Inc.                                                                                 77,500           1,743,750
The North Face, Inc.                                                                               70,000           1,347,500
PETsMART, Inc.                                                                                     84,300           1,844,062
Renter's Choice, Inc.                                                                              67,100             972,950


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                               9


SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

CONSUMER/SPECIALTY RETAIL - CONTINUED
Sport-Haley, Inc.                                                                                  60,000         $   753,750
Starsight Telecast, Inc.                                                                           70,000             656,250
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,662,012
------------------------------------------------------------------------------------------------------------------------------
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 9.2%
Aspect Telecommunications Corporation                                                              47,500           3,016,250
COLT Telecom Group PLC, ADR5                                                                       10,000             192,500
GeoTel Communications Corporation                                                                 116,800           1,518,400
Harmonic Lightwaves, Inc.                                                                          15,000             230,625
Lightbridge, Inc.                                                                                  35,000             299,687
Midcom Communications, Inc.                                                                       146,000           1,241,000
Natural Microsystems Corporation                                                                   85,000           2,677,500
NetVantage, Inc., Class A                                                                          60,000             540,000
Pacific Gateway Exchange, Inc.                                                                     62,500           2,281,250
PairGain Technologies, Inc.                                                                        89,000           2,708,940
Sawtek, Inc.                                                                                       40,000           1,585,000
Tellabs, Inc.                                                                                      80,000           3,010,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   19,301,152
------------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 8.1%
Affiliated Computer Services, Inc., Class A                                                       316,500           9,415,875
First USA Paymentech, Inc.                                                                         46,000           1,558,250
National Data Corporation(1)                                                                       20,000             870,000
NOVA Corporation                                                                                   43,000             951,375
Peerless Group, Inc.                                                                              200,000           1,350,000
Transaction Systems Architects, Inc., Class A                                                      84,000           2,793,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,938,500
------------------------------------------------------------------------------------------------------------------------------
EDUCATION/TRAINING - 1.1%
Education Management Corporation                                                                   30,000             630,000
Computer Learning Centers, Inc.                                                                    60,000           1,710,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,340,000
------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 2.3%
Metzler Group, Inc.                                                                                68,500           2,174,875
Nabors Industries, Inc.                                                                            45,000             866,250
NGC Corporation, Class B(1)                                                                        60,000           1,395,000
Smedvig ASA, Class B, ADR(5)                                                                       15,000             301,875
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,738,000
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.1%
American Express Company(1)                                                                        30,000           1,695,000
Cohr, Inc.                                                                                         30,000             810,000
Emergent Group, Inc.                                                                               40,000             420,000
Financial Federal Corporation                                                                      70,000           1,172,500
First USA, Inc.(1)                                                                                 50,000           1,731,250


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - CONTINUED
Glendale Federal Bank FSB                                                                          25,000          $  581,250
MBNA Corporation(1)                                                                                40,000           1,660,000
Marsh & McLennan Companies, Inc.(1)                                                                12,000           1,248,000
Matrix Capital Corporation                                                                         50,000             793,750
Southern Pacific Funding Corporation                                                               63,900           1,988,887
The Money Store, Inc.(1)                                                                           15,000             414,375
Willis Lease Finance Corporation                                                                   20,000             257,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,772,512
------------------------------------------------------------------------------------------------------------------------------
HARDWARE/COMPONENTS - 0.6%
Seagate Technology, Inc.                                                                           15,000             592,500
U.S. Robotics Corporation                                                                          10,000             720,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,312,500
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 13.3%
CareMatrix Corporation                                                                             50,800             666,750
Diagnostic Health Services, Inc.                                                                   25,000             200,000
Enterprise Systems, Inc.                                                                          118,800           2,791,800
Foundation Health Corporation(2)(3)                                                                    74                   0
HBO & Company(1)                                                                                  130,000           7,718,750
IDX Systems Corporation                                                                            35,000           1,001,875
Lincare Holdings, Inc.                                                                             45,000           1,845,000
Medic Computer Systems, Inc.                                                                       30,000           1,209,375
National Surgery Centers, Inc.                                                                     35,000           1,330,000
NCS HealthCare, Inc., Class A                                                                      43,500           1,266,937
Pediatrix Medical Group, Inc.                                                                      70,000           2,581,250
PhyMatrix Corporation                                                                              25,000             356,250
Renal Care Group, Inc.                                                                             97,800           3,092,925
Renal Treatment Centers, Inc.                                                                      30,000             765,000
Romac International, Inc.                                                                         111,200           2,446,400
Transition Systems, Inc.                                                                           50,000             706,250
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   27,978,562
------------------------------------------------------------------------------------------------------------------------------
LODGING - 4.9%
Doubletree Corporation                                                                             50,000           2,250,000
Fairfield Communities, Inc.                                                                       118,726           2,938,469
HFS, Inc.                                                                                          10,000             597,500
Leisure Canada, Inc.(6)                                                                             5,000              11,137
Signature Resorts, Inc.                                                                            96,000           3,384,000
Wyndham Hotel Corporation                                                                          45,000           1,108,125
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,289,231
------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             11


SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                                                                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

MEDICAL DEVICES - 1.7%
Endosonics Corporation                                                                            110,000        $  1,677,500
Hologic, Inc.                                                                                      15,000             371,250
ResMed, Inc.                                                                                       24,000             528,000
SeaMED Corporation                                                                                 97,600           1,061,400
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,638,150
------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.8%
Landry's Seafood Restaurants, Inc.                                                                 81,600           1,744,200
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,744,200
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 90.1% (COST: $161,714,550)                                                                  189,626,946
------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS
Applied Micro Circuits Corporation, Series 3, Restricted(2)(3)                                      2,381              43,953
------------------------------------------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS - 0.0% (COST: $50,001)                                                              43,953


DECEMBER 31, 1996                                                                                     PAR               VALUE
------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS
Midcom Communications, 8.25%, Due 8/15/03, 144A(1)(3)(4)                                        1,000,000             920,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.4% (COST: $1,000,000)                                                                     920,000


WARRANTS                                                                                         WARRANTS
------------------------------------------------------------------------------------------------------------------------------

Glendale Federal Savings Bank, Warrants, Strike $12.00, Expire 8/21/00                             25,000             318,750
------------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.2% (COST: $281,875)                                                                                318,750

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 90.7% (COST: $163,046,426)                                                                    190,909,649
------------------------------------------------------------------------------------------------------------------------------


12


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


DECEMBER 31, 1996                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Cash                                                                                                           $          102
Repurchase Agreement
     State Street Bank & Trust Company, 5.00%, dated 12/31/96,
     due 1/2/97, maturity value $16,076,464 (collateralized by
     $11,280,000 par value U.S. Treasury Note, 10.625%, due 8/15/15)                                               16,072,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 7.7%                                                                             16,072,102

------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.6%                                                                                            3,422,631

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  210,404,382
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.
(2)  Restricted security. See 4.c. in Notes to Financial Statements.
(3)  Fair-value security. See 1.a. in Notes to Financial Statements.
(4) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(5)  ADR - American Depository Receipt.
(6)  Foreign security denominated in Canadian Dollars.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                            DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $163,046,426)                                                                     $  190,909,649
Cash and cash equivalents                                                                                          16,072,102
Receivable for investments sold                                                                                     4,927,250
Receivable for fund shares subscribed                                                                               1,202,414
Receivable for class action settlement revenue from investments                                                       187,538
Dividends/interest receivable                                                                                          50,503
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      213,349,456

------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   1,127,476
Payable for fund shares redeemed                                                                                    1,329,348
Accrued expenses                                                                                                      269,179
Payable to adviser                                                                                                    175,257
Payable to distributor                                                                                                 43,814
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   2,945,074

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  210,404,382
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   178,964,300
Accumulated net realized gain from investments                                                                      3,576,859
Net unrealized appreciation on investments                                                                         27,863,223
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  210,404,382
------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                             $        20.07
Net Asset Value, offering and redemption price per share
(net assets of $210,404,382 applicable to 10,484,214 shares
of beneficial interest outstanding with no par value)
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                        $     942,545
Dividends                                                                                                             141,522
Class action settlement revenue from investments                                                                      313,189
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,397,256

------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            1,805,586
Distribution fees                                                                                                     451,396
Custodian and transfer agent fees                                                                                     322,210
Professional fees                                                                                                     130,160
Shareholder reports                                                                                                   115,630
Registration and filing fees                                                                                           52,745
Trustees' fees and expenses                                                                                            22,326
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                      2,900,053

------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                (1,502,797)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 22,243,747
Net change in unrealized appreciation on investments                                                                9,164,670
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 31,408,417

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $  29,905,620
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   FOR THE       FOR THE NINE
                                                                                                YEAR ENDED       MONTHS ENDED
                                                                                                  12/31/96           12/31/95
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $  (1,502,797)      $ (1,275,816)
Net realized gain from investments                                                              22,243,747         22,504,993
Net change in unrealized appreciation/(depreciation) on investments                              9,164,670           (731,214)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            29,905,620         20,497,963

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   -                  -
Realized gain on investments                                                                   (28,398,700)       (13,460,981)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            (28,398,700)       (13,460,981)

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                 41,168,975        (21,583,831)
------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                                41,168,975        (21,583,831)

------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                                         42,675,895        (14,546,849)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                            167,728,487        182,275,336
End of period                                                                               $  210,404,382     $  167,728,487
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                     FOR THE                                     FOR THE
                                        FOR THE  NINE MONTHS       FOR THE       FOR THE    THREE MONTHS      FOR THE     FOR THE
FOR A SHARE OUTSTANDING              YEAR ENDED        ENDED    YEAR ENDED    YEAR ENDED           ENDED   YEAR ENDED  YEAR ENDED
THROUGHOUT EACH PERIOD:                12/31/96  12/31/95(1)    3/31/95(3)       3/31/94      3/31/93(1)     12/31/92    12/31/91
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
     PERIOD                          $    19.21   $    18.36    $    18.37    $    14.71     $    16.77   $    17.50  $    11.67
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                       (0.17)       (0.15)        (0.17)        (0.40)         (0.02)       (0.15)      (0.09)
Net realized gain/(loss) and
     unrealized appreciation/
     (depreciation) on investments         4.23         2.58          2.26          4.06          (2.04)       (0.31)       6.82
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                            4.06         2.43          2.09          3.66          (2.06)       (0.46)       6.73

--------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment
     income                                   -            -             -             -              -            -           -
Distributions from realized gain on
     investments                          (3.20)       (1.58)        (2.10)            -              -        (0.27)      (0.90)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    20.07   $    19.21    $    18.36    $    18.37     $    14.71   $    16.77  $    17.50
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              21.53%       13.50%        12.01%        24.88%        (12.28)%      (2.55)%     58.70%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000s)     $  210,404   $  167,728    $  182,275    $  168,192     $  228,893   $  277,531   $ 141,929
Ratio of Expenses to Average
     Net Assets                            1.60%        1.64%         1.56%         1.60%          1.54%        1.49%       1.59%
Ratio of Net Investment Loss to
     Average Net Assets                   (0.83)%      (0.99)%       (0.96)%       (1.27)%        (0.61)%      (0.92)%     (0.68)%
Portfolio Turnover Rate                     270%         147%          280%          274%            43%         124%        147%
Average Commission Rate Paid(2)      $   0.0587            -             -             -              -            -           -
--------------------------------------------------------------------------------------------------------------------------------



1 Ratios, except for total return and portfolio turnover rate, have been annualized.

2 A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1996, 99.5% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1996, approximately 0.5% of the Fund's portfolio was valued using these guidelines and procedures.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

g.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the nine months ended December 31, 1995, were as follows:

1/1/96 - 12/31/96                                    SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      10,385,165      $  223,710,716
Shares reinvested                                 1,385,610          27,461,885
-------------------------------------------------------------------------------
                                                 11,770,775         251,172,601

-------------------------------------------------------------------------------
Shares redeemed                                 (10,019,081)       (210,003,626)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                                      1,751,694      $   41,168,975
-------------------------------------------------------------------------------


4/1/95 - 12/31/95                                    SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                       2,181,298      $   41,669,243
Shares reinvested                                   686,387          13,000,659
-------------------------------------------------------------------------------
                                                  2,867,685          54,669,902

-------------------------------------------------------------------------------
Shares redeemed                                  (4,060,471)        (76,253,733)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net decrease                                     (1,192,786)     $  (21,583,831)
-------------------------------------------------------------------------------

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, Inc. ("RSIM") an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $1,805,586. For the year ended December 31, 1996, there was no expected reimbursement of the advisory fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. For the previous two years ended December 31, 1996, the Fund had not received any waivers or reimbursements of operating expenses from RSIM.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC (RS & Co.), the

Fund's Distributor and RSIM Inc., the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM Inc., a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a Member of RS Group and General Counsel of RS & Co. James Callinan, Portfolio Manager, is a member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $451,396.

e.   BROKERAGE COMMISSIONS:

RSIM Inc. may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $23,895 to RS & Co., which represented 5.0% of the total commissions paid for the period.

NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $164,109,004. Accumulated net unrealized appreciation on investments was $26,800,645, consisting of gross unrealized appreciation and depreciation of $32,761,269 and ($5,960,624), respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $466,039,595 and $440,314,574, respectively.

c.   RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $43,953. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                              COST       VALUE     ACQUISITION
SECURITY                        SHARES       (000)       (000)            DATE
-------------------------------------------------------------------------------
Applied Micro Circuits
   Corporation, Convertible
   Preferred Stock, Series 3     2,381         $50         $44         9/14/87
Foundation Health
   Corporation                      74          $2          $0          3/6/96
-------------------------------------------------------------------------------

d. WARRANTS:

A warrant is an option which normally entitles the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period. The Glendale Federal Savings Bank Warrants held by the Fund were valued daily at the last sale price on the principal exchange or market on which they were traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Emerging Growth Fund (the "Fund") at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM
     Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of
     Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson Stephens Investment Management, Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Emerging Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Anne Hamersky, Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE EMERGING GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
Primarily Focusing on Attractive Hard Asset Companies - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.


1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as EmGr under the heading Robertson Stephens. Its computer quotation symbol is RSEGX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.